Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Second Amendment”) is made as of this 4th day of May, 2009 by and among:

THE CHILDREN’S PLACE RETAIL STORES, INC., a Delaware corporation, for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers party hereto;

the BORROWERS party hereto;

the GUARANTORS party hereto;

the LENDERS party hereto; and

WELLS FARGO RETAIL FINANCE, LLC, as Administrative Agent, Collateral Agent and Swing Line Lender;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, reference is made to that certain Credit Agreement, dated as of July 31, 2008 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) the Borrowers, (ii) the Guarantors, (iii) the Lenders, and (iv) Wells Fargo Retail Finance, LLC, as Administrative Agent, Collateral Agent and Swing Line Lender;

WHEREAS, the Loan Parties, the Agents and the Lenders have agreed to amend certain terms and conditions of the Credit Agreement as set forth herein.

NOW, THEREFORE, it is hereby agreed as follows:

1.                                       Definitions.  All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2.                                       Amendments to Article I.  The provisions of Article I of the Credit Agreement are hereby amended as follows:

(a)                                  The definition of “Applicable Margin” in Article I of the Credit Agreement is hereby amended by deleting the pricing grid contained therein in its entirety and replacing it with the following:

Level	Average Excess Availability	LIBOR Margin	Base Rate Margin	Commercial Letter of Credit Fee	Standby Letter of Credit Fee
I	Greater than or equal to $50,000,000	2.00%	0.00%	1.25%	2.00%
II	Less than $50,000,000 but greater than or equal to $25,000,000	2.25%	0.25%	1.50%	2.25%
III	Less than $25,000,000	2.50%	0.50%	1.75%	2.50%

(b)                                 The definition of “Base Rate” in Article I of the Credit Agreement is deleted in its entirety and replaced with the following:

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus one-half of one percent (0.50%), (b) the Adjusted LIBO Rate (calculated utilizing the LIBO Rate for a one-month Interest Period) plus one percent (1.00%), or (c) the rate of interest in effect for such day as publicly announced from time to time by Wells Fargo Bank as its “prime rate.”  The “prime rate” is a rate set by Wells Fargo Bank based upon various factors including Wells Fargo Bank’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such rate announced by Wells Fargo Bank shall take effect at the opening of business on the day specified in the public announcement of such change.

3.                                       Ratification of Loan Documents.  Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

4.                                       Conditions to Effectiveness.  This Second Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent:

(a)                                  The Administrative Agent shall have received counterparts of this Second Amendment duly executed and delivered by each of the parties hereto.

(b)                                 The Administrative Agent shall have received counterparts of the supplement to the Fee Letter dated as of even date herewith duly executed by each of the parties thereto.

(c)                                  All corporate and shareholder action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Second Amendment shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

(d)                                 The Loan Parties shall have paid to the Administrative Agent all fees required pursuant to the terms and conditions of the supplement to the Fee Letter.

(e)                                  The Loan Parties shall have paid in full all reasonable costs and expenses of the Agents (including, without limitation, reasonable attorneys’ fees) in connection with the preparation, negotiation, execution and delivery of this Second Amendment and related documents.

(f)                                    After giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing.

5.                                       Miscellaneous.

(a)                                  This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page to this Second Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Second Amendment.

(b)                                 This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)                                  Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment.

(d)                                 The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Second Amendment and are not relying on any representations or warranties of the Agents or the Lenders or their counsel in entering into this Second Amendment.

(e)                                  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have hereunto caused this Second Amendment to be executed and their seals to be hereto affixed as of the date first above written.

THE CHILDREN’S PLACE RETAIL STORES, INC., as Lead Borrower and as a Borrower

By:	/s/ Susan J. Riley
Name:	Susan J. Riley
Title:	Executive Vice President, Finance & Administration

THE CHILDREN’S PLACE SERVICES COMPANY, LLC, as a Borrower

By:	/s/ Susan J. Riley
Name:	Susan J. Riley
Title:	Executive Vice President, Finance & Administration

THE CHILDRENSPLACE.COM, INC., as a Guarantor

By:	/s/ Adrienne Urban
Name:	Adrienne Urban
Title:	Assistant Treasurer

THE CHILDREN’S PLACE (VIRGINIA), LLC, as a Guarantor

By:	/s/ Susan J. Riley
Name:	Susan J. Riley
Title:	Senior Vice President and Treasurer

THE CHILDREN’S PLACE CANADA HOLDINGS, INC., as a Guarantor

By:	/s/ Susan J. Riley
Name:	Susan J. Riley
Title:	Senior Vice President and Treasurer

TWIN BROOK INSURANCE COMPANY, INC., as a Guarantor

By:	/s/ Susan J. Riley
Name:	Susan J. Riley
Title:	Senior Vice President and Treasurer

WELLS FARGO RETAIL FINANCE, LLC, as Administrative Agent, Collateral Agent, Swingline Lender and as a Lender

By:	/s/ Jennifer Blanchette
Name:	Jennifer Blanchette
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jeff Rich
Name:	Jeff Rich
Title:	Vice President

HSBC BUSINESS CREDIT (USA) INC., as a Lender

By:	/s/ Danel J. Williams
Name:	Danel J. Williams
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Donna DiForio
Name:	Donna DiForio
Title:	Vice President